Exhibit (Other)(i)

POWER OF ATTORNEY

John C. Alvarado, a Trustee of The Arbitrage Funds (the “Company”), appoints John S. Orrico and Fatima S. Sulaiman, and each of them, as attorney-in-fact and agent, with the power to execute and to file any of the documents referred to below relating to the registration of the Company as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the registration of the Company’s securities under the Securities Act of 1933, as amended (the “Securities Act”), including the Company’s Registration Statement on Form N-1A and any other necessary or desirable form under the 1940 Act or the Securities Act, any and all amendments thereto, including all exhibits and any documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings and proxy materials. John C. Alvarado grants to the said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as each of them could do if personally present, thereby ratifying all that each such attorney-in-fact may lawfully do or cause to be done by virtue hereof.

John C. Alvarado executes this Power of Attorney as of this 27th day of August, 2019.

/s/ John C. Alvarado
John C. Alvarado

Exhibit (Other)(ii)

POWER OF ATTORNEY

Robert P. Herrmann, a Trustee of The Arbitrage Funds (the “Company”), appoints John S. Orrico and Fatima S. Sulaiman, and each of them, as attorney-in-fact and agent, with the power to execute and to file any of the documents referred to below relating to the registration of the Company as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the registration of the Company’s securities under the Securities Act of 1933, as amended (the “Securities Act”), including the Company’s Registration Statement on Form N-1A and any other necessary or desirable form under the 1940 Act or the Securities Act, any and all amendments thereto, including all exhibits and any documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings and proxy materials. Robert P. Herrmann grants to the said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as each of them could do if personally present, thereby ratifying all that each such attorney-in-fact may lawfully do or cause to be done by virtue hereof.

Robert P. Herrmann executes this Power of Attorney as of this 27th day of August, 2019.

/s/ Robert P. Herrmann
Robert P. Herrmann

Exhibit (Other)(iii)

POWER OF ATTORNEY

Stephen R. Byers, a Trustee of The Arbitrage Funds (the “Company”), appoints John S. Orrico and Fatima S. Sulaiman, and each of them, as attorney-in-fact and agent, with the power to execute and to file any of the documents referred to below relating to the registration of the Company as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the registration of the Company’s securities under the Securities Act of 1933, as amended (the “Securities Act”), including the Company’s Registration Statement on Form N-1A and any other necessary or desirable form under the 1940 Act or the Securities Act, any and all amendments thereto, including all exhibits and any documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings and proxy materials. Stephen R. Byers grants to the said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as each of them could do if personally present, thereby ratifying all that each such attorney-in-fact may lawfully do or cause to be done by virtue hereof.

Stephen R. Byers executes this Power of Attorney as of this 27th day of August, 2019.

/s/ Stephen R. Byers
Stephen R. Byers

Exhibit (Other)(iv)

POWER OF ATTORNEY

Francis X. Tracy, a Trustee of The Arbitrage Funds (the “Company”), appoints John S. Orrico and Fatima S. Sulaiman, and each of them, as attorney-in-fact and agent, with the power to execute and to file any of the documents referred to below relating to the registration of the Company as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the registration of the Company’s securities under the Securities Act of 1933, as amended (the “Securities Act”), including the Company’s Registration Statement on Form N-1A and any other necessary or desirable form under the 1940 Act or the Securities Act, any and all amendments thereto, including all exhibits and any documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings and proxy materials. Francis X. Tracy grants to the said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as each of them could do if personally present, thereby ratifying all that each such attorney-in-fact may lawfully do or cause to be done by virtue hereof.

Francis X. Tracy executes this Power of Attorney as of this 27th day of August, 2019.

/s/ Francis X. Tracy
Francis X. Tracy

Exhibit (Other)(v)

POWER OF ATTORNEY

Christina Chew, a Trustee of The Arbitrage Funds (the “Company”), appoints John S. Orrico and Fatima S. Sulaiman, and each of them, as attorney-in-fact and agent, with the power to execute and to file any of the documents referred to below relating to the registration of the Company as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the registration of the Company’s securities under the Securities Act of 1933, as amended (the “Securities Act”), including the Company’s Registration Statement on Form N-1A and any other necessary or desirable form under the 1940 Act or the Securities Act, any and all amendments thereto, including all exhibits and any documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings and proxy materials. Christina Chew grants to the said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as each of them could do if personally present, thereby ratifying all that each such attorney-in-fact may lawfully do or cause to be done by virtue hereof.

Christina Chew executes this Power of Attorney as of this 27th day of August, 2019.

/s/ Christina Chew
Christina Chew

Exhibit (Other)(vi)

POWER OF ATTORNEY

Nancy M. Morris, a Trustee of The Arbitrage Funds (the “Company”), appoints John S. Orrico and Fatima S. Sulaiman, and each of them, as attorney-in-fact and agent, with the power to execute and to file any of the documents referred to below relating to the registration of the Company as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the registration of the Company’s securities under the Securities Act of 1933, as amended (the “Securities Act”), including the Company’s Registration Statement on Form N-1A and any other necessary or desirable form under the 1940 Act or the Securities Act, any and all amendments thereto, including all exhibits and any documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings and proxy materials. Nancy M. Morris grants to the said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as each of them could do if personally present, thereby ratifying all that each such attorney-in-fact may lawfully do or cause to be done by virtue hereof.

Nancy M. Morris executes this Power of Attorney as of this 27th day of August, 2019.

/s/ Nancy M. Morris
Nancy M. Morris